UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2018 (December 27, 2017)

PRINCETON CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00710	46-3516073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

800 Turnpike Street Suite 300 North Andover, Massachusetts	01845
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 794-3366

700 Alexander Park

Suite 103

Princeton, New Jersey 08540

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

Termination of Existing Investment Advisory Agreement and Entry into Interim Investment Advisory Agreement

As reported in the Company’s Form 8-K filed on September 28, 2017, on September 27, 2017, the Board of Directors (the “Board”) of Princeton Capital Corporation (the “Company”) determined that it would be in the best interests of the Company to terminate the Investment Advisory Agreement between the Company and Princeton Advisory Group, Inc. (“PAG”) dated as of June 9, 2016 (the “Existing Investment Advisory Agreement”). The Board further determined that it would send a formal notice of termination to PAG to take effect at such time as the Board could adopt a responsible transition plan to replace PAG.

On December 27, 2017, the Board determined that it would be in the best interests of the Company and its stockholders to terminate the Existing Investment Advisory Agreement and sent a formal Notice of Termination to PAG notifying PAG of its termination as the Company’s investment advisor, effective as of December 31, 2017 at 11:59 p.m. Eastern Time. Also on December 27, 2017, the Board approved (specifically in accordance with Rule 15a-4(b)(1)(ii) of the Investment Company Act of 1940, as amended (the “Investment Company Act”)) and authorized the Company to enter into an Interim Investment Advisory Agreement between the Company and House Hanover, LLC, a Delaware limited liability company (“House Hanover”) (the “Interim Investment Advisory Agreement”), in accordance with Rule 15a-4 of the Investment Company Act. The effective date of the Interim Investment Advisory Agreement is January 1, 2018.

In accordance with Rule 15a-4(a)(2), the Interim Investment Advisory Agreement does not need to be approved by the Company’s stockholders and the duration of the interim contract may not be greater than 150 days following the date on which the Existing Investment Advisory Agreement terminates.

Summary of Interim Investment Advisory Agreement

Advisory Services

House Hanover is registered as an investment adviser under the 1940 Act and will serve as the Company’s investment advisor pursuant to the Interim Investment Advisory Agreement in accordance with the 1940 Act. House Hanover is owned by and an affiliate of Mr. Mark DiSalvo, the Company’s Interim President, Interim Chief Executive Officer, and a director of the Company.

Subject to supervision by the Company’s Board, House Hanover will oversee the Company’s day-to-day operations and provide the Company with investment advisory services. Under the terms of the Interim Investment Advisory Agreement, House Hanover, will among other things: (i) determine the composition and allocation of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) execute, close, service and monitor the Company’s investments; (iv) determine the securities and other assets that the Company shall purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds; and (vii) if directed by the Board, assist in the execution and closing of the sale of the Company’s assets or a sale of the equity of the Company in one or more transactions. House Hanover’s services under the Interim Investment Advisory Agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to the Company are not impaired. At the request of the Company, House Hanover, upon any transition of the Company’s investment advisory relationship to another investment advisor or upon any internalization, shall provide reasonable transition assistance to the Company and any successor investment advisor.

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Advisory Fee

Pursuant to the Interim Investment Advisory Agreement, the Company will pay House Hanover a base management fee for investment advisory and management services. The cost of the base management fee will ultimately be borne by the Company’s stockholders. The Interim Investment Advisory Agreement does not contain an incentive fee component.

The base management fee is calculated at an annual rate of 1.00% of the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents net of all indebtedness of the Company for borrowed money and other liabilities of the Company. The base management fee is payable quarterly in arrears, and determined as set forth in the preceding sentence at the end of the two most recently completed calendar quarters. The Board may retroactively adjust the valuation of the Company’s assets and the resulting calculation of the base management fee in the event the Company or any of its assets are sold or transferred to an independent third party or the Company or House Hanover receives an audit report or other independent third party valuation of the Company. To the extent that any such adjustment increases or decreases the base management fee of any prior period, the Company will be obligated to pay the amount of increase to House Hanover or House Hanover will be obligated to refund the decreased amount, as applicable.

In accordance with Rule 15a-4(b)(1)(i) of the Investment Company Act, the compensation to be received by House Hanover under the Interim Investment Advisory Agreement is no greater than the compensation that PAG would have received under the Existing Investment Advisory Agreement.

Payment of Expenses

House Hanover will bear all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and bear the costs of any salaries or directors’ fees of any officers or directors of the Company who are affiliated persons (as defined in the 1940 Act) of House Hanover. However, House Hanover, subject to approval by the Board of the Company, will be entitled to reimbursement for the portion of any compensation expense and the costs of any salaries of any such employees to the extent attributable to services performed by such employees for the Company. During the term of the Interim Investment Advisory Agreement, House Hanover will also bear all of its costs and expenses for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of its obligations under the Interim Investment Advisory Agreement.

Except as provided in the preceding paragraph the Company will reimburse House Hanover all direct and indirect costs and expenses incurred by it during the term of the Interim Investment Advisory Agreement for: (i) due diligence of potential investments of the Company, (ii) monitoring performance of the Company’s investments, (iii) serving as officers of the Company, (iv) serving as directors and officers of portfolio companies of the Company, (v) providing managerial assistance to portfolio companies of the Company, and (vi) enforcing the Company’s rights in respect of its investments and disposing of its investments; provided, however, that, any third party expenses incurred by House Hanover in excess of $50,000 in the aggregate in any calendar quarter will require advance approval by the Board of the Company.

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In addition to the foregoing, the Company will also be responsible for the payment of all of the Company’s other expenses, including the payment of the following fees and expenses:

●	organizational and offering expenses;
●	expenses incurred in valuing the Company’s assets and computing its net asset value per share (including the cost and expenses of any independent valuation firm);
●	subject to the guidelines approved by the Board, expenses incurred by House Hanover that are payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on the Company’s prospective portfolio companies or otherwise related to, or associated with, evaluating and making investments;
●	interest payable on debt, if any, incurred to finance the Company’s investments and expenses related to unsuccessful portfolio acquisition efforts;
●	offerings of the Company’s common stock and other securities;
●	administration fees;
●	transfer agent and custody fees and expenses;
●	U.S. federal and state registration fees of the Company (but not House Hanover);
●	all costs of registration and listing the Company’s shares on any securities exchange;
●	U.S. federal, state and local taxes;
●	independent directors’ fees and expenses;
●	costs of preparing and filing reports or other documents required of the Company (but not House Hanover) by the SEC or other regulators;
●	costs of any reports, proxy statements or other notices to stockholders, including printing costs;
●	the costs associated with individual or group stockholders;
●	the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
●	direct costs and expenses of administration and operation of the Company, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
●	and all other non-investment advisory expenses incurred by the Company in connection with administering the Company’s business.

Duration and Termination

Unless terminated earlier as described below, the Interim Investment Advisory Agreement will continue in effect for one hundred fifty (150) days from its effective date. The Interim Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, (i) upon written notice, effective on the date set forth in such notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s directors, or (ii) upon 60 days’ written notice, by House Hanover. The Interim Investment Advisory Agreement automatically terminates in the event of its “assignment,” as defined in the 1940 Act.

Indemnification

The Interim Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of their duties, or by reason of the material breach or reckless disregard of their duties and obligations under the Interim Investment Advisory Agreement (and to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), House Hanover and its officers, managers, employees and members are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of House Hanover’s services under the Interim Investment Advisory Agreement or otherwise as the Company’s investment advisor. The amounts payable for indemnification will be calculated net of payments recovered by the indemnified party under any insurance policy with respect to such losses.

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At all times during the term of the Interim Investment Advisory Agreement and for one year thereafter, House Hanover is obligated to maintain directors and officers/errors and omission liability insurance in an amount and with a provider reasonably acceptable to the Board of the Company.

The Interim Investment Advisory Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 1.02.	Termination of Material Definitive Agreement.

On December 27, 2017, the Board determined that it would be in the best interests of the Company and its stockholders to terminate the Existing Investment Advisory Agreement and sent a formal Notice of Termination to PAG notifying PAG of its termination as the Company’s investment advisor, effective as of December 31, 2017 at 11:59 p.m. Eastern Time. Under the Existing Investment Advisory Agreement, the Company paid PAG a base management fee of 1.00%.

In accordance with Rule 15a-4(b)(1)(i) of the Investment Company Act, the compensation to be received by House Hanover under the Interim Investment Advisory Agreement is no greater than the compensation that PAG would have received under the Existing Investment Advisory Agreement.

There were no early termination penalties payable by the Company as a result of the termination of the Existing Investment Advisory Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Joy Sheehan as Chief Compliance Officer

On December 31, 2017, Joy Sheehan, the Company’s Chief Compliance Officer, notified the Company of her resignation as the Company’s Chief Compliance Officer, effective immediately. Ms. Sheehan did not resign pursuant to any disagreement with the Company.

Election of Florina Klingbaum as Chief Compliance Officer

On December 30, 2017, the Board, including a majority of the directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940), unanimously approved the election of Florina Klingbaum to serve as the Company’s Chief Compliance Officer, effective January 1, 2018. There are no related party transactions involving Ms. Klingbaum that are reportable under Item 404(a) of Regulation S-K.

Pursuant to the Interim Investment Advisory Agreement, the Company is responsible for its allocable portion of Ms. Klingbaum’ s compensation including, but not limited to, salaries and benefits while performing services to the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Interim Investment Advisory Agreement, dated as of January 1, 2018, between the Company and House Hanover, LLC

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   January 2, 2018

PRINCETON CAPITAL CORPORATION

By:	/s/ Gregory J. Cannella
Name: Gregory J. Cannella
Title: Chief Financial Officer

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